Goodwill and Intangibles	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Goodwill and Intangibles

Goodwill

The Partnership annually evaluates goodwill for impairment as of November 30, as well as whenever events or changes in circumstances indicate it is more likely than not that the fair value of a reporting unit with goodwill is less than its carrying amount. The Partnership has performed its annual impairment tests, and no additional impairments in the carrying value of goodwill were identified in the periods presented.

During the first quarter of 2016, the Partnership determined that an interim impairment analysis of the goodwill recorded in connection with the MarkWest Merger was necessary based on consideration of a number of first quarter events and circumstances, including i) continued deterioration of near term commodity prices as well as longer term pricing trends, ii) recent guidance on reductions to forecasted capital spending, the slowing of drilling activity and the resulting reduced production growth forecasts released or communicated by the Partnership’s producer customers and iii) increases in cost of capital. The combination of these factors was considered to be a triggering event requiring an interim impairment test. Based on the first step of the interim goodwill impairment analysis, the fair value for the three reporting units to which goodwill was assigned in connection with the MarkWest Merger was less than the respective carrying value. In step two of the impairment analysis, the implied fair values of the goodwill were compared to the carrying values within those reporting units. Based on this assessment, it was determined that goodwill was impaired in two of the three reporting units. Accordingly, the Partnership recorded an impairment charge of approximately $129 million in the first quarter of 2016. In the second quarter of 2016, the Partnership completed its purchase price allocation, which resulted in an additional $1 million of impairment expense that would have been recorded in the first quarter of 2016 had the purchase price allocation been completed as of that date. This adjustment to the impairment expense was the result of completing an evaluation of the deferred tax liabilities associated with the MarkWest Merger and their impact on the resulting goodwill that was recognized.

The fair value of the reporting units for the interim goodwill impairment analysis was determined based on applying the discounted cash flow method, which is an income approach, and the guideline public company method, which is a market approach. The discounted cash flow fair value estimate is based on known or knowable information at the interim measurement date. The significant assumptions that were used to develop the estimates of the fair values under the discounted cash flow method included management’s best estimates of the expected future results and discount rates, which range from 10.5 percent to 11.5 percent. The fair value of the intangibles was determined based on applying the multi-period excess earnings method, which is an income approach. Key assumptions included attrition rates by reporting unit ranging from 5.0 percent to 10.0 percent and discount rates by reporting unit ranging from 11.5 percent to 12.8 percent. Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions and factors. As a result, there can be no assurance that the estimates and assumptions made for purposes of the interim goodwill impairment test will prove to be an accurate prediction of the future. The fair value measurements for the individual reporting units’ overall fair values, and the fair values of the goodwill assigned thereto, represent Level 3 measurements.

The changes in carrying amount of goodwill were as follows for the periods presented:

(In millions)	L&S	G&P	Total
Gross goodwill as of December 31, 2014	$116	$—	$116
Accumulated impairment losses	—	—	—
Balance as of December 31, 2014	116	—	116
Acquisitions	—	2,454	2,454
Acquisitions from MPC	25	—	25
Gross goodwill as of December 31, 2015	141	2,454	2,595
Accumulated impairment losses	—	—	—
Balance as of December 31, 2015	141	2,454	2,595
Purchase price allocation adjustments(1)	—	(241)	(241)
Impairment losses	—	(130)	(130)
Acquisitions from MPC	21	—	21
Balance as of December 31, 2016	$162	$2,083	$2,245

Gross goodwill as of December 31, 2016	$162	$2,213	$2,375
Accumulated impairment losses	—	(130)	(130)
Balance as of December 31, 2016	$162	$2,083	$2,245

(1)	See Note 4 for further discussion on purchase price allocation adjustments.

Intangible Assets

The Partnership’s intangible assets as of December 31, 2016 and 2015 are comprised of customer contracts and relationships, as follows:

	December 31, 2016			December 31, 2015
(In millions)	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net	Useful Life
L&S	$—	$—	$—	$—	$—	$—	N/A
G&P	533	(41)	492	468	(2)	466	11-25 years
	$533	$(41)	$492	$468	$(2)	$466

Estimated future amortization expense related to the intangible assets at December 31, 2016 is as follows:

(In millions)
2017	$38
2018	38
2019	38
2020	38
2021	38
Thereafter	302
Total	$492